UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) August 21, 2006

China BAK Battery, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-32898	88-0442833
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

BAK Industrial Park, No. 1 BAK Street Kuichong Town, Longgang District Shenzhen People’s Republic of China		518119
(Address of Principal Executive Offices)		(Zip Code)

(86-755) 8977-0093

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(b)    As reported in the current report on Form 8-K that China BAK Battery, Inc. (the “Company”) filed with the SEC on August 4, 2006:

•	during the course of the re-audit by the Company’s new independent registered public accounting firm, KPMG, of the Company’s financial statements for the fiscal years ended September 30, 2003, 2004 and 2005, KPMG identified accounting misstatements in those financial statements that require correction;

•	the Company’s Board of Directors determined that the Company’s previously filed financial statements for each of the years and quarters in the fiscal years ended September 30, 2003, 2004 and 2005, and the fiscal quarters ended December 31, 2005 and March 31, 2006 should no longer be relied upon; and

•	the Company will amend its previously filed periodic reports to restate its financial information.

The Company’s previously filed financial statements for the fiscal years ended September 30, 2003, 2004 and 2005 were audited by its prior independent registered public accounting firm, Schwartz Levitsky Feldman LLP (“SLF”). On August 17, 2006, SLF notified the Company that they are, as of that date, not in a position to agree or disagree with the aforesaid restatements. Since the Company had already filed an 8-K advising that the consolidated financial statements are being restated and should no longer be relied upon and that KPMG is in the process of reauditing those financial statements, SLF have accordingly withdrawn their opinions on the aforementioned financial statements dated as of the dates outlined below:

•	December 28, 2005 except for notes 20(a), (b), and (c) and 21 as to which the date is January 12, 2006, note 20(d) as to which the date is January 30, 2006, and notes 20 (e) and (f) as to which the date is March 14, 2006, for the year ended September 30, 2005; and

•	December 30, 2004 except for note 17 as to which the date is January 20, 2005 and notes 6 and 18 as to which the date is January 30, 2006 for the years ended September 30, 2004 and 2003.

We have discussed with SLF the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02(b).

We have provided SLF with a copy of this Current Report on Form 8-K for review and have requested SLF to provide a letter to the SEC stating whether or not it agrees with the above statements. A copy of that letter, dated August 21, 2006, is filed as Exhibit 7.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

7.1	Letter of Schwartz Levitsky Feldman LLP, dated August 17, 2006, to the Company

7.2	Letter of Schwartz Levitsky Feldman LLP, dated August 21, 2006, to the SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

Date: August 21, 2006	By:	/s/ Xiangqian Li
Xiangqian Li Chairman, President and Chief Executive Officer